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                                                                  "EXHIBIT 10.1"


                               EIGHTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


This Amendment is made effective as of the 9th day of April, 2003, by and among HEI, Inc., a Minnesota corporation ("HEI"), Cross Technology, Inc., a Minnesota corporation ("Cross" and, together with HEI, the "Borrower"), and LaSalle Business Credit, LLC, a Delaware limited liability company successor by merger to LaSalle Business Credit, Inc., a Delaware corporation (the "Lender").

                                    Recitals

HEI and the Lender have entered into that certain Loan and Security Agreement dated as of July 31, 2000, as amended (collectively, the "Loan Agreement") to which Cross is also a party as a Borrower.

HEI may request certain advances from the Lender from time to time pursuant to the Loan Agreement, and the Lender has previously made capital expenditure loans, term loans, machinery and equipment loans, and has made available letters of credit, to or for the benefit of HEI pursuant to the terms of the Loan Agreement.

The revolving loan advances under the Loan Agreement are evidenced by HEI's amended and restated revolving note dated December 1, 2002, in the maximum principal amount of $3,000,000 and payable to the order of the Lender (the "Revolving Note"). The capital expenditure loans and term loans made under the Loan Agreement have been repaid in full.

All indebtedness of HEI to the Lender is secured pursuant to the terms of the Loan Agreement and all Other Agreements as defined therein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Terms used in this Amendment which are defined in the Loan Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2. The Loan Agreement is hereby amended as follows:

     (a) Section 14(n)(iv) of the Loan Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

          "(iv) Liabilities to Tangible Net Worth Ratio. Borrower shall maintain, on an aggregate basis with all Subsidiaries of Borrower, a ratio of (A) Liabilities (provided, however, that for purposes of this Section 14(n)(iv),

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          Liabilities shall include amounts owed to LaSalle, its parents, affiliates or subsidiaries, or any other Person), other than subordinated debt, to (B) Tangible Net Worth, as of the end of each fiscal quarter, of not less than 0.75 to 1.0."

3. The Borrower has provided the Lender with certain information indicating a violation by the Borrower of the covenant set forth at Section 14(n)(iv) of the Loan Agreement relating to Year to Date Net Loss, with respect to the Borrower's fiscal quarter ended March 1, 2003, and has requested that the Lender waive such violation. The Borrower's violation of the covenant set forth in Section 14(n)(iv) described above constitutes an Event of Default under the Loan Agreement, absent an appropriate waiver. The Lender hereby waives the Event of Default, which is the result of the covenant violation specifically described above. Except for the specific waiver set forth in the immediately preceding sentence, the Lender is not waiving any Default, Event of Default, covenant, violation, or breach of the Loan Agreement or any of the Other Agreements, whether or not known to the Lender and whether or not existing on the date hereof or any other event, circumstance or condition which with the giving of notice or the passage of time, or both, would constitute a Default, Event of Default, violation or breach of the Loan Agreement or any of the Other Agreements. Lender specifically reserves the right to exercise any and all rights and remedies available to it under the Loan Agreement and the documents related thereto in the event of a Default or an Event of Default at any time in the future. Without limiting the foregoing, Lender expects that the Borrower will maintain compliance with all its covenants under and relating to the Loan Agreement, including the covenant regarding Tangible Net Worth, [Jim, do we still need all the following covenants in this sections if they no longer apply?]the covenant regarding Interest Coverage Ratio, the covenant regarding Debt Service Coverage Ratio and the newly effective covenant relating to the ratio of Liabilities to Tangible Net Worth, and Lender will closely monitor the same in the future to ascertain such continued compliance. The failure or forbearance by Lender to exercise any of its rights or remedies at any time shall not constitute a waiver of any such rights or remedies.

4. The Lender has been informed of the acquisition by HEI, Inc. of certain assets (the "Acquisition") pursuant to that certain Asset Purchase Agreement dated January 24, 2003 by and between HEI, Inc. and Colorado MEDtech, Inc. (the "Purchase Agreement"). The Lender hereby consents to the Acquisition, in accordance with and pursuant to the Purchase Agreement.

5. The Borrower hereby agrees to exercise commercially reasonable efforts to obtain sufficient alternative financing (debt, equity or otherwise) to enable the Borrower to prepay all of the Loans in full, and to terminate the Loan Agreement on or before June 30, 2003 (the "Target Date"). The Borrower hereby agrees to pay to the Lender on July 1, 2003, a fully-earned, non-refundable accommodation fee in the amount of $50,000.00, if all Loans are not paid in full and the Loan Agreement is not terminated on or before the Target Date.

6. Except as otherwise provided in this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any advance thereunder.

7. This Amendment shall be effective as of the date hereof, upon receipt by the Lender of (1) an executed original hereof, together with such resolutions and other documents, instruments



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and agreements as the Lender may require, and (2) a fully-earned, non-refundable amendment fee in an amount equal to $25,000.

8. The Borrower hereby represents and warrants to the Lender as follows:

     (a) The Borrower has requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan Agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, except that the consent of U.S. Bank National Association ("US Bank") is required under the Business Loan Agreement dated May 24, 1999 with US Bank (the "US Bank Agreement") for any additional indebtedness incurred after the date of the US Bank Agreement.

     (c) All of the representations and warranties contained in paragraph 13 of the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date, and except to the extent that such representations and warranties are incorrect as a result of a failure to obtain the above-described consent under the US Bank Agreement.

9. All references in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the Other Agreements to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

10. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.



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11. The Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Agreement, the Other Agreements and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender, for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

12. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

                                      HEI, INC.


                                      By:
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                                      Its:
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                                      CROSS TECHNOLOGY, INC.


                                      By:
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                                      Its:
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                                      LASALLE BUSINESS CREDIT, LLC


                                      By:
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                                      Its:
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